UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Scharf Fund
Institutional Class – LOGIX
Retail Class – LOGRX

Scharf Multi-Asset Opportunity Fund
Institutional Class – LOGOX
Retail Class – LOGBX

Scharf Global Opportunity Fund
Retail Class – WRLDX

Scharf Alpha Opportunity Fund
Retail Class – HEDJX

ANNUAL REPORT

September 30, 2020

Scharf Investments, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically.

You may elect to receive all future reports in paper free of charge.  You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper may apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

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TABLE OF CONTENTS

Letter from the President	2
To Our Shareholders	8
Investment Highlights	11
Expense Examples	17
Sector Allocation of Portfolio Assets	19
Schedules of Investments	23
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Statement of Cash Flows	50
Financial Highlights	51
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	77
Notice to Shareholders	79
Information about Trustees and Officers	81
Householding	84
Privacy Notice	85

SCHARF FUNDS

Letter from the President

Dear Fellow Shareholders,

Can 2020 be any more unpredictable? No one could have predicted what has come our way so far. The year has yet to end and we have already endured everything from a once a century global pandemic to historic natural disasters, we have seen everything from unprecedented job losses in a matter of months to nationwide protests and riots not seen in decades. And just for good measure, the presidential election could add yet another element of unpredictability.

Focus on Earnings Predictability

While many things may seem uncertain and unpredictable in our world today, it is comforting to know that our investment process remains the same. For nearly 40 years, Scharf Investments time-tested investment approach has focused on identifying quality companies with high earnings predictability and strong favorability. Value Line* assigns each company in its universe a ranking based on the standard deviation of its earnings over the trailing 40 quarters. The most predictable companies tend to be those companies with the highest possible ranking of 100.

We seek companies that are much more predictable than the averages or peers. Companies with less sensitivity to the business cycle have the potential to outperform in adverse markets. In addition, companies with superior earnings consistency also tend to deliver better earnings growth over the full cycle. As you can see, the median stock within the Scharf Fund has a ranking of 90 compared to a ranking of 70 for the S&P 500 and 50 for the median company in the Value Line universe.

Focus on Favorability

The price/earnings or “P/E” ratio is used to compare one stock with another. This ratio is computed by dividing a stock’s price per share by its earning per share. A $15 stock earning $1 and $150 stock earning $10 both have a P/E of 15.
____________
*
Excludes stocks not covered by Value Line. Earnings predictability is not a measure of a fund's future performance. Value Line rates stocks within its universe on a scale from 5 (lowest) to 100 (highest).

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We believe that stocks with low valuation ratios—low P/E, low price/cash flow, low price/book—typically outperform the broader stock market, in general by a wide margin. After all, a stock with a P/E of 10 earns 10 cents for each dollar invested while a stock with a P/E of 50 earns a mere 2 cents.

Why do some stocks sell for higher P/Es than others? High P/Es often reflect too much optimism about a company’s future while low P/Es often reflect too much pessimism. Over time, high P/Es tend to fall and drag the stock price down with them. Low P/Es tend to rise and carry the stock price higher.

Scharf Investments generally seeks stocks with these valuation characteristics:

a. At the low end of its absolute historical ranges
b. Lower relative to the rest of the market than its historical ranges
c. Low relative to other stocks with similar prospects and financial characteristics
d. Low within its industry group

We employ our proprietary Multi-factor Analytical Performance (“MAP”) screen to identify companies that meet these criteria. The MAP screen seeks to identify securities that have significantly more appreciation potential than downside risk over the long term. To qualify for purchase, stocks meeting these criteria ideally have total return potential of 30% or more over the next 12 to 24 months. This potential usually comes from rising earnings multiplied by a rising P/E. For example, a 20% increase in both earnings and P/E results in a 44% price increase.

Potential return is only one side of the equation; risk is actually the more important part. We believe that less risk means more reward, and that risk is paying more than the value of the asset while reward is paying less. Because value may not be easy to discern and may not be precisely quantifiable, stocks must be purchased with a large margin of safety. Thus, to qualify for purchase, securities must offer at least 3-to-1 upside potential compared with downside risk. We call this metric the “Favorability Ratio.” Our analysts do extensive further research, and only companies with the best quantitative and qualitative characteristics are chosen to construct portfolios with the capacity for both predictable earnings and strong favorability.

Market Commentary

The U.S. equity story of the year continues to be mega-cap growth technology stocks, both their rise and fall. After delivering hyperbolic returns since the spring, the

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Russell 1000 Growth index declined more than 10% during the first three weeks of September. Despite the correction, even broad U.S. equity indices like the S&P 500 remain historically very concentrated in them. The five largest U.S. market-cap companies – Amazon, Apple, Microsoft, Alphabet and Facebook – now comprise 25% of the index. Since 1990, the previous peak in accumulated weight of the five largest U.S. companies was 18% in 2000. The other 495 stocks in the S&P 500 have returned a combined negative return year-to-date through the quarter. It might not be surprising that tech stocks’ consistent ascent has taken a break since the Fed announced a major new target inflation policy in late August. Going forward, the Fed plans to err on the side of inflation by allowing overshoots of the 2% inflation target during recoveries. Investors fear that higher inflation could eventually bring about higher interest rates, which could impact growth stocks the most.

Over $5 trillion of U.S. monetary and fiscal stimulus has considerably improved economic conditions since the pandemic began. Q3 GDP grew faster than expected, but the economy remains below pre-pandemic levels and economic visibility remains murky. A resurgence of COVID-19 cases in the U.S. and Europe could lead to decreased economic activity and failure to quickly deliver a second mammoth round of fiscal stimulus could lead to higher job losses, lower income and spending levels and increased pressure on landlords and credit underwriters. While most companies have beat reduced third quarter earnings estimates, many are signaling that a full recovery is not likely to occur until later in 2021. A contested presidential election could present additional near-term volatility.

Since the S&P 500 bottomed in March, investors have crowded further into a select few mega-cap growth technology names that are perceived to benefit from “stay-at-home.” The high degree of concentration in the U.S. equity market is concerning and is the reason for the disparity between the top 5 names in the S&P 500 and the other 495 stocks. While our portfolios provided downside protection during the market downturn in March at the outset of the pandemic vs. our benchmarks, we have trailed on the upside due to the run in the market driven by the mega-cap tech names.

Against the backdrop of expensive U.S. equity indices like the S&P 500, very expensive growth stock names, and record-low interest rates, we are optimistic about the attractive valuations of companies with stable and growing earnings, international names – European stocks are trading at five-month lows – and companies more likely to benefit from a broader reflation on economic activity than the narrow tech leadership to date.

The Path Forward

Despite potential short-term volatility, our best advice is to stay the course and keep focused on company fundamentals. Since the pandemic began, our companies have reported relatively strong earnings resilience and outlooks despite a challenging environment. While we are keeping a careful eye on the many risks that exist today, we remain focused on executing our time-tested investment strategy of investing in

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attractively priced, quality companies with both predictable earnings and compelling favorability ratios. We believe history has shown that this is a proven way to build wealth over the long term.

I sincerely hope that you, your families and those closest to you are healthy and well. Thank you for your continued trust and confidence in Scharf Investments and the Scharf Funds. My team and I welcome your comments and the opportunity to respond to your questions. Please don’t hesitate to reach out to us.

Best regards,

Brian Krawez, CFA
President and Portfolio Manager
November 1, 2020

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in securities representing equity or debt. These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods. These risks are greater for emerging markets. The Funds may invest in exchange-traded funds (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund. The Funds follow an investment style that favors relatively low valuations. Investment in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. The Scharf Alpha Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Scharf Alpha Opportunity Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

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Terms and Definitions

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-orientated stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index.  Growth-orientated stocks tend to have higher price-to-book ratios and higher forecasted growth values.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world, with the exception of U.S. based companies.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Standard Deviation is a statistical measure of the volatility of the security or portfolio’s returns.  The larger the standard deviation, the greater the volatility of return.

Price to Cash Flow Ratio of a company is calculated by dividing the per-share price of its stock by its per-share operating cash.

Price to Book Ratio is the ratio of market value of a company’s shares over its book value of equity.

Margin of Safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

Value Line is an independent investment research and financial publishing firm.You cannot invest directly in an index.

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The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy and sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2020
SCHARF FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/30/11	1/28/15
Scharf Fund – Institutional Class	20.13%	8.12%	26.74%	51.45%	151.41%	N/A
Scharf Fund – Retail Class	19.96%	7.83%	25.66%	N/A	N/A	46.84%
S&P 500® Index	31.31%	15.15%	41.55%	93.80%	220.47%	88.57%
(with dividends reinvested)

Annualized:
Scharf Fund – Institutional Class	—	—	8.22%	8.66%	11.11%	N/A
Scharf Fund – Retail Class	—	—	7.91%	N/A	N/A	7.01%
S&P 500® Index	—	—	12.28%	14.15%	14.23%	11.83%
(with dividends reinvested)

SCHARF MULTI-ASSET OPPORTUNITY FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/31/12	1/21/16
Scharf Multi-Asset Opportunity
Fund – Institutional Class	16.59%	8.99%	23.87%	42.63%	86.44%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class	16.41%	8.68%	22.88%	N/A	N/A	44.62%
Lipper Balanced Funds Index	18.90%	8.94%	22.22%	48.62%	79.33%	52.46%
(with dividends reinvested)
Bloomberg Barclays U.S.
Aggregate Bond Index	3.53%	6.98%	16.56%	22.71%	28.83%	22.30%
S&P 500® Index
(with dividends reinvested)	31.31%	15.15%	41.55%	93.80%	176.26%	97.80%
Annualized:
Scharf Multi-Asset Opportunity
Fund – Institutional Class	—	—	7.39%	7.36%	8.37%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class	—	—	7.11%	N/A	N/A	8.18%
Lipper Balanced Funds Index	—	—	6.92%	8.25%	7.83%	9.40%
(with dividends reinvested)
Bloomberg Barclays U.S.
Aggregate Bond Index	—	—	5.24%	4.18%	3.32%	4.38%
S&P 500® Index
(with dividends reinvested)	—	—	12.28%	14.15%	14.01%	15.64%

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SCHARF GLOBAL OPPORTUNITY FUND
					Since
	6	One	Three	Five	Inception
Cumulative:	Months	Year	Year	Year	10/14/14
Scharf Global Opportunity Fund	19.53%	8.09%	26.70%	60.87%	66.84%
MSCI All Country World Index (Net)	28.91%	10.44%	22.91%	63.27%	59.94%
Annualized:
Scharf Global Opportunity Fund	—	—	8.21%	9.97%	8.97%
MSCI All Country World Index (Net)	—	—	7.12%	10.30%	8.20%
SCHARF ALPHA OPPORTUNITY FUND
					Since
		6	One	Three	Inception
Cumulative:		Months	Year	Year	12/31/15
Scharf Alpha Opportunity Fund		1.97%	-5.90%	0.83%	2.10%
HFRX Equity Hedge Index		11.98%	-0.39%	-0.02%	7.15%
Bloomberg Barclays U.S. Aggregate Bond Index		3.53%	6.98%	16.56%	23.41%
S&P 500® Index (with dividends reinvested)		31.31%	15.15%	41.55%	81.05%
Annualized:
Scharf Alpha Opportunity Fund		—	—	0.28%	0.44%
HFRX Equity Hedge Index		—	—	-0.01%	1.46%
Bloomberg Barclays U.S. Aggregate Bond Index		—	—	5.24%	4.53%
S&P 500® Index (with dividends reinvested)		—	—	12.28%	13.31%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios, as of the Funds’ registration statement dated January 28, 2020, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund are 0.99%, 1.24%, 1.46%, 1.71%, 2.08%, and 2.89%, respectively. The net expense ratios, as of the Funds’ registration statement dated January 28, 2020, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund represent the percentages paid by investors and are 0.90%, 1.15%, 0.99%, 1.24%, 0.90%, and 1.77%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, interest, taxes and extraordinary expenses. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2021 for the Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund. The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase. The Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase. Had a redemption fee been included, returns would be lower.

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For the fiscal year ended September 30, 2020, the Scharf Funds mutual funds performed as follows:

Scharf Fund Institutional Class and Retail Class returned 8.12% and 7.83%, respectively, compared to the 15.15% return for the S&P 500® Index (“S&P 500”). The key contributors to relative performance for the period were Microsoft Corp., Kansas City Southern, and Progressive Corp. The key detractors from relative performance were Wells Fargo & Co., Booking Holdings, Inc. and Danone.

Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class returned 8.99% and 8.68%, respectively, compared to the 8.94% return for the Lipper Balanced Funds Index, 6.98% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 15.15% return for the S&P 500. The key contributors to relative performance for the period were Microsoft Corp., Kansas City Southern, and Progressive Corp. The key detractors from relative performance were Wells Fargo & Co., Booking Holdings, Inc. and Danone.

Scharf Global Opportunity Fund returned 8.09% compared to the 10.44% return for the MSCI All Country World Index (Net). The key contributors to relative performance for the period were Microsoft Corp., Samsung Electronics Co., Ltd., and Sony Corp. The key detractors from relative performance were Grupo Televisa S.A.B. – ADR, Booking Holdings Inc., and Enbridge, Inc.

Scharf Alpha Opportunity Fund returned -5.90% compared to the -0.39% return for the HFRX Equity Hedge Index, 6.98% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 15.15% return for the S&P 500. The key contributors to relative performance for the period were Microsoft Corp., Kansas City Southern, and Quest Diagnostics. The key detractors from relative performance were Wells Fargo & Co., Booking Holdings Inc., and Danone.

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Comparison of the change in value of a hypothetical $1,000,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index

Average Annual Total Return for the Periods Ended 9/30/2020:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/30/11)	(1/28/15)
Scharf Fund – Institutional Class[1]	8.12%	8.66%	11.11%	—
Scharf Fund – Retail Class[2]	7.83%	—	—	7.01%
S&P 500® Index	15.15%	14.15%	14.23%	11.83%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

[1]	The Fund commenced operations on December 30, 2011.
[2]	The Fund commenced operations on January 28, 2015.

SCHARF MULTI-ASSET OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $5,000,000 investment in the Scharf Multi-Asset Opportunity Fund – Institutional Class vs.
the Lipper Balanced Funds Index, the S&P 500® Index,
and the Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Return for the Periods Ended 9/30/2020:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/31/12)	(1/21/16)
Scharf Multi-Asset Opportunity
Fund – Institutional Class[1]	8.99%	7.36%	8.37%	—
Scharf Multi-Asset Opportunity
Fund – Retail Class[2]	8.68%	—	—	8.18%
S&P 500® Index	15.15%	14.15%	14.01%	15.64%
Bloomberg Barclays U.S.
Aggregate Bond Index	6.98%	4.18%	3.32%	4.38%
Lipper Balanced Funds Index	8.94%	8.25%	7.83%	9.40%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance

SCHARF MULTI-ASSET OPPORTUNITY FUND

data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	The Fund commenced operations on December 31, 2012.
[2]	The Fund commenced operations on January 21, 2016.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the
Scharf Global Opportunity Fund vs. the MSCI World All Country Index (Net).

Average Annual Total Return for the Periods Ended 9/30/2020:

	1 year	5 year	Since Inception[1]
Scharf Global Opportunity Fund	8.09%	9.97%	8.97%
MSCI World All Cap Index (Net)	10.44%	10.30%	8.20%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI World All Country Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries.  Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate appliable to non-resident institutional investors who do not benefit from double taxation treaties.

[1]	The Fund commenced operations on October 14, 2014.

SCHARF ALPHA OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Alpha Opportunity Fund vs. the HFRX Equity Hedge Index,
S&P 500® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Cumulative Total Return for the Period Ended 9/30/2020:

	1 year	3 year	Since Inception[1]
Scharf Alpha Opportunity Fund	-5.90%	0.28%	0.44%
HFRX Equity Hedge Index	-0.39%	-0.01%	1.46%
Bloomberg Barclays U.S.
Aggregate Bond Index	6.98%	5.24%	4.53%
S&P 500® Index	15.15%	12.28%	13.31%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

SCHARF ALPHA OPPORTUNITY FUND

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	The Fund commenced operations on December 31, 2015.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (4/1/20-9/30/20).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/20	9/30/20	4/1/20-9/30/20	Ratio*
Institutional Class
Actual	$1,000.00	$1,201.30	$4.62	0.84%
Hypothetical (5% return
before expenses)
	$1,000.00	$1,020.80	$4.24	0.84%
Retail Class
Actual	$1,000.00	$1,199.60	$6.27	1.14%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.76	1.14%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Multi-Asset	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/20	9/30/20	4/1/20-9/30/20	Ratio*
Institutional Class
Actual	$1,000.00	$1,165.90	$5.09	0.94%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.30	$4.75	0.94%
Retail Class
Actual	$1,000.00	$1,164.10	$6.65	1.23%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.85	$6.21	1.23%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/20	9/30/20	4/1/20-9/30/20	Ratio*
Retail Class
Actual	$1,000.00	$1,195.30	$4.06	0.74%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.30	$3.74	0.74%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Alpha	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/20	9/30/20	4/1/20-9/30/20	Ratio*
Retail Class
Actual(1)	$1,000.00	$1,019.70	$11.61	2.30%
Hypothetical (5% return
before expenses)(1)	$1,000.00	$1,013.50	$11.58	2.30%

(1)	Excluding interest expense and dividends on short positions, your actual expenses would be $7.17 and your hypothetical expenses would be $7.16.
*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total investments.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total investments.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total investments.

SCHARF Alpha OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Percentages represent market value as a percentage of total long investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS – 91.74%	Value

	Aerospace and Defense – 3.09%
28,133	Lockheed Martin Corp.	$10,782,816

	Beverages – 2.46%
96,689	Heineken N.V. (b)	8,602,035

	Biotechnology – 2.30%
70,180	Alexion Pharmaceuticals, Inc. (a)	8,030,697

	Chemicals – 1.99%
365,434	Valvoline, Inc.	6,957,863

	Diversified Financial Services – 6.00%
98,464	Berkshire Hathaway, Inc. – Class B (a)	20,966,924

	Diversified Telecommunication – 3.61%
212,110	Verizon Communications, Inc.	12,618,424

	Food Products – 3.38%
182,475	Danone (b)	11,813,989

	Health Care Providers & Services – 12.90%
126,232	Centene Corp. (a)	7,363,112
221,174	CVS Health Corp.	12,916,562
102,866	McKesson Corp.	15,319,833
82,718	Quest Diagnostics, Inc.	9,470,384
		45,069,891

	Insurance – 3.98%
146,750	Progressive Corp.	13,892,823

	Interactive Media & Services – 2.13%
58,810	Baidu, Inc. – ADR (a)	7,444,758

	Internet & Direct Marketing Retail – 1.39%
2,841	Booking Holdings, Inc. (a)	4,860,042

	IT Services – 2.24%
112,641	Cognizant Technology Solutions Corp. – Class A	7,819,538

	Machinery – 0.96%
53,435	Otis Worldwide Corp.	3,335,413

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	COMMON STOCKS – 91.74%, Continued	Value

	Media – 9.17%
392,030	Comcast Corp. – Class A	$18,135,308
97,336	Liberty Broadband Corp. (a)	13,906,394
		32,041,702

	Personal Products – 3.65%
211,220	Unilever N.V. – ADR	12,757,688

	Pharmaceuticals – 11.31%
92,899	Johnson & Johnson	13,830,803
148,723	Novartis AG – ADR	12,932,952
37,200	Roche Holdings AG (b)	12,728,495
		39,492,250

	Road & Rail – 3.82%
73,687	Kansas City Southern	13,324,820

	Software – 13.36%
147,608	Microsoft Corp.	31,046,391
261,322	Oracle Corp.	15,600,923
		46,647,314

	Specialty Retail – 4.00%
90,996	Advance Auto Parts, Inc.	13,967,886
	TOTAL COMMON STOCKS
	(Cost $245,305,688)	320,426,873

	PREFERRED STOCK – 2.95%

	Technology Hardware,
	Storage & Peripherals – 2.95%
238,560	Samsung Electronics Co., Ltd., 2.11% (b)	10,301,223
	TOTAL PREFERRED STOCK
	(Cost $3,864,938)	10,301,223

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	MONEY MARKET FUND – 5.62%	Value

19,615,757	First American Treasury Obligations
	Fund, Class Z, 0.04% (c)	$19,615,757
	TOTAL MONEY MARKET FUND
	(Cost $19,615,757)	19,615,757
	Total Investments in Securities
	(Cost $268,786,383) – 100.31%	350,343,853
	Liabilities in Excess of Other Assets – (0.31)%	(1,067,270)
	TOTAL NET ASSETS – 100.00%	$349,276,583

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign Issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS – 65.12%	Value

	Aerospace and Defense – 2.14%
2,675	Lockheed Martin Corp.	$1,025,274

	Beverages – 1.69%
9,055	Heineken N.V. (b)	805,587

	Biotechnology – 1.55%
6,489	Alexion Pharmaceuticals, Inc. (a)	742,536

	Chemicals – 1.40%
35,097	Valvoline, Inc.	668,247

	Diversified Financial Services – 4.16%
9,347	Berkshire Hathaway, Inc. – Class B (a)	1,990,350

	Diversified Telecommunication – 2.44%
19,594	Verizon Communications, Inc.	1,165,647

	Food Products – 2.38%
17,603	Danone (b)	1,139,672

	Health Care Providers & Services – 9.20%
12,292	Centene Corp. (a)	716,992
21,409	CVS Health Corp.	1,250,286
9,706	McKesson Corp.	1,445,515
8,604	Quest Diagnostics, Inc.	985,072
		4,397,865

	Hotels, Restaurants & Leisure – 1.70%
172,750	Domino’s Pizza Group plc (b)	813,618

	Insurance – 2.91%
14,718	Progressive Corp.	1,393,353

	Interactive Media & Services – 1.49%
5,609	Baidu, Inc. – ADR (a)	710,043

	Internet & Direct Marketing Retail – 0.95%
266	Booking Holdings, Inc. (a)	455,041

	IT Services – 1.51%
10,362	Cognizant Technology Solutions Corp. – Class A	719,330

	Machinery – 0.59%
4,553	Otis Worldwide Corp.	284,198

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	COMMON STOCKS – 65.12%, Continued	Value

	Media – 6.30%
37,150	Comcast Corp. – Class A	$1,718,559
9,048	Liberty Broadband Corp. (a)	1,292,688
		3,011,247

	Personal Products – 2.49%
19,723	Unilever N.V. – ADR	1,191,269

	Pharmaceuticals – 7.72%
8,988	Johnson & Johnson	1,338,134
13,391	Novartis AG – ADR	1,164,481
3,468	Roche Holdings AG (b)	1,186,624
		3,689,239

	Road & Rail – 2.76%
7,300	Kansas City Southern	1,320,059

	Software – 8.99%
13,584	Microsoft Corp.	2,857,123
24,112	Oracle Corp.	1,439,486
		4,296,609

	Specialty Retail – 2.75%
8,565	Advance Auto Parts, Inc.	1,314,728
	TOTAL COMMON STOCKS
	(Cost $23,476,552)	31,133,912

	PREFERRED STOCKS – 4.53%

	Closed-End Fund – 2.14%
38,400	Gabelli Equity Trust, Inc. – Series K, 5.00%	1,023,168

	Technology Hardware,
	Storage & Peripherals – 2.39%
26,435	Samsung Electronics Co., Ltd., 2.11% (b)	1,141,486
	TOTAL PREFERRED STOCKS
	(Cost $1,406,208)	2,164,654

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	EXCHANGE-TRADED FUNDS – 4.92%	Value
46,929	iShares Silver Trust (a)	$1,015,543
7,558	SPDR Gold Shares (a)	1,338,673
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,829,815)	2,354,216

Principal
Amount	CORPORATE BONDS – 5.95%

	Beverages – 0.34%
	Keurig Dr. Pepper, Inc.
$150,000	4.057%, 5/25/2023	163,173

	Biotechnology – 0.32%
	AbbVie, Inc.
150,000	2.30%, 11/21/2022 (d)	155,274

	Chemicals – 0.12%
	DuPont de Nemours, Inc.
50,000	4.205%, 11/15/2023	54,950

	Computer and Electronic
	Product Manufacturing – 0.21%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	98,894

	Health Care Providers & Services – 0.33%
	McKesson Corp.
150,000	2.70%, 12/15/2022	156,130

	Hotels, Restaurants & Leisure – 0.42%
	Carnival Corp.
200,000	3.95%, 10/15/2020	200,000

	Internet & Direct Marketing Retail – 0.32%
	eBay, Inc.
150,000	2.60%, 7/15/2022	154,997

	Petroleum and Coal
	Products Manufacturing – 1.24%
	Murphy Oil USA, Inc.
557,000	5.625%, 5/1/2027	593,795

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Principal
Amount	CORPORATE BONDS – 5.95%, Continued	Value

	Road & Rail – 0.16%
	Burlington Northern Santa Fe LLC
$75,000	3.05%, 9/1/2022	$78,488

	Securities and Commodity Contracts
	Intermediation and Brokerage – 1.94%
	Goldman Sachs Group, Inc.
1,001,000	4.00%, (3 Month LIBOR + 0.7675%), 6/1/2043 (c)	928,683

	Specialty Retail – 0.55%
	Advance Auto Parts, Inc.
150,000	4.50%, 12/1/2023	168,024
	L Brands, Inc.
90,000	6.625%, 4/1/2021	92,756
		260,780
	TOTAL CORPORATE BONDS
	(Cost $2,560,549)	2,845,164

	MUNICIPAL BONDS – 7.00%
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	10,414
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
40,000	7.11%, 2/1/2021, Series 2011B	40,754
145,000	7.875%, 2/1/2026, Series 2011B	147,904
	California State Educational Facilities Authority,
	Revenue Bonds, Chapman University
210,000	5.00%, 4/1/2024	214,383
	California State, General Obligation,
	Highway Safety, Traffic Reduction,
	Air Quality and Port Security Bonds
90,000	6.509%, 4/1/2039, Series 2009B	95,043
	California State, General Obligation, Various Purpose
405,000	5.60%, 11/1/2020	406,721
745,000	6.65%, 3/1/2022, Series 2010	787,323
103	7.95%, 3/1/2036, Series 2010	96

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Principal
Amount	MUNICIPAL BONDS – 7.00%, Continued	Value
	City of New York, General Obligation,
	Build America Bonds
$75,000	5.887%, 12/1/2024	$89,890
35,000	5.424%, 3/1/2025	41,582
	Clark County Nevada, Sales & Excise
	Tax Revenue, Build America Bonds
15,000	5.50%, 7/1/2023, Series C	15,060
	Commonwealth of Massachusetts,
	Build America Bonds
200,000	4.20%, 12/1/2021	205,572
	Dana Point California Community
	Facilities Taxable – Series B
100,000	0.847%, 9/1/2021	100,066
120,000	1.017%, 9/1/2022	120,152
	San Francisco Bay Area Toll Authority,
	Revenue Bonds
100,000	2.075%, 4/1/2021	100,747
100,000	2.128%, 4/1/2022	102,235
100,000	2.234%, 4/1/2023	103,786
80,000	6.793%, 4/1/2030, Series S1-Sub	100,251
	Santa Clara Valley Transportation Authority,
	Sales Tax Revenue, Build America Bonds
75,000	4.899%, 4/1/2022	79,886
	State of California, Build America Bonds
35,000	5.70%, 11/1/2021	37,020
10,000	7.70%, 11/1/2030	10,060
15,000	4.988%, 4/1/2039	16,128
	State of Connecticut, Build America Bonds
240,000	5.20%, 12/1/2022	264,552
25,000	5.30%, 12/1/2023	28,724
	State of Georgia, Economic Development Bonds
10,000	3.24%, 10/1/2020	10,000
	State of Georgia, School Construction Bonds
15,000	4.35%, 2/1/2029	16,194
	State of Maryland, Build America Bonds
20,000	4.20%, 3/1/2021	20,326

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Principal
Amount	MUNICIPAL BONDS – 7.00%, Continued	Value
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
$40,000	6.95%, 11/1/2020, Series 2009A	$40,219
	State of Oregon, General Obligation,
	Board of Higher Education – Taxable
10,000	5.742%, 8/1/2024, Series A	11,243
	University of California, Build America Bonds
100,000	6.296%, 5/15/2050	131,988
	TOTAL MUNICIPAL BONDS
	(Cost $3,301,302)	3,348,319

	OTHER SECURITIES – 2.28%
26,310	Tennessee Valley Authority, Series A, Power Bond,	724,314
	3.36%, (reset annually @ CMT 30 year index average
	+ 84 bps if lower than current rate), 5/1/2029 (c)
13,475	Tennessee Valley Authority, Series D, PAARS,
	Power Bond,	363,286
	3.55%, (reset annually @ CMT 30 year index average
	+ 94 bps if lower than current rate), 6/1/2028 (c)
	TOTAL OTHER SECURITIES
	(Cost $1,028,437)	1,087,600

Shares	SHORT-TERM INVESTMENTS – 10.34%

	Money Market Fund – 6.57%
3,141,588	First American Treasury Obligations
	Fund, Class Z, 0.04% (e)	3,141,588
	TOTAL MONEY MARKET FUND
	(Cost $3,141,588)	3,141,588

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Principal
Amount	SHORT-TERM INVESTMENTS – 10.34%, Continued	Value

	U.S. Treasury Bill – 3.77%
$1,800,000	0.54%, 10/8/2020 (f)	$1,799,981
	TOTAL U.S. TREASURY BILL
	(Cost $1,799,926)	1,799,981
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,941,514)	4,941,569
	Total Investments in Securities
	(Cost $38,544,377) – 100.14%	47,875,434
	Liabilities in Excess of Other Assets – (0.14)%	(66,248)
	TOTAL NET ASSETS – 100.00%	$47,809,186

ADR	American Depository Receipt
CMT	Constant Maturity
LIBOR	London Interbank Offered Rate
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2020.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2020, the value of these investments was $155,274 or 0.32% of total net assets.

(e)	Rate shown is the 7-day annualized yield as of September 30, 2020.
(f)	Rate shown is the discount rate as September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS – 87.42%	Value

	Aerospace and Defense – 2.72%
1,330	Lockheed Martin Corp.	$509,762

	Auto Components – 0.18%
10,108	Nexen Corp. (b)	34,010

	Beverages – 1.77%
3,715	Heineken N.V. (b)	330,509

	Biotechnology – 2.06%
3,376	Alexion Pharmaceuticals, Inc. (a)	386,316

	Diversified Financial Services – 5.33%
4,681	Berkshire Hathaway, Inc. – Class B (a)	996,772

	Food Products – 3.53%
10,213	Danone (b)	661,221

	Health Care Providers & Services – 12.73%
6,957	Centene Corp. (a)	405,802
15,567	CVS Health Corp.	909,113
4,945	McKesson Corp.	736,459
2,876	Quest Diagnostics, Inc.	329,273
		2,380,647

	Hotels, Restaurants & Leisure – 4.15%
164,675	Domino’s Pizza Group plc (b)	775,586

	Household Durables – 3.60%
8,780	Sony Corp. – ADR	673,865

	Insurance – 4.45%
85,085	AIA Group Ltd. (b)	833,279

	Interactive Media & Services – 5.53%
6,165	Baidu, Inc. – ADR (a)	780,428
3,742	Tencent Holdings Ltd. – ADR	253,146
		1,033,574

	IT Services – 1.94%
5,226	Cognizant Technology Solutions Corp. – Class A	362,789

	Media – 7.66%
16,419	Comcast Corp. – Class A	759,543
109,060	Grupo Televisa S.A.B. – ADR (a)	673,991
		1,433,534

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	COMMON STOCKS – 87.42%, Continued	Value

	Metals & Mining – 4.03%
26,815	Barrick Gold Corp. (b)	$753,770

	Personal Products – 4.29%
13,284	Unilever N.V. – ADR	802,353

	Pharmaceuticals – 11.37%
4,864	Johnson & Johnson	724,152
8,306	Novartis AG – ADR	722,290
15,880	Roche Holding AG – ADR	679,823
		2,126,265

	Road & Rail – 1.83%
1,891	Kansas City Southern	341,949

	Software – 8.07%
3,442	Microsoft Corp.	723,956
13,169	Oracle Corp.	786,189
		1,510,145

	Specialty Retail – 2.18%
2,651	Advance Auto Parts, Inc.	406,928
	TOTAL COMMON STOCKS
	(Cost $14,061,902)	16,353,274

	PREFERRED STOCKS – 8.44%

	Auto Components – 0.39%
14,157	Nexen Corp., 2.87% (b)	35,892
19,025	Nexen Tire Corp., 4.76% (b)	37,578
		73,470

	Capital Markets – 0.51%
1,800	Korea Investment Holdings Co., Ltd., 4.78% (b)	95,426

	Containers & Packaging – 0.05%
5,450	NPC, 4.76% (b)	10,276

	Personal Products – 0.38%
1,870	AMOREPACIFIC Group, 1.57% (b)	31,020
65	LG Household & Health Care Ltd., 1.56% (b)	39,350
		70,370

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	PREFERRED STOCKS – 8.44%, Continued	Value

	Technology Hardware,
	Storage & Peripherals – 7.11%
30,790	Samsung Electronics Co., Ltd., 2.11% (b)	$1,329,538
	TOTAL PREFERRED STOCKS
	(Cost $919,364)	1,579,080

	EXCHANGE-TRADED FUND – 1.95%
2,060	SPDR Gold Shares (a)	364,867
	TOTAL EXCHANGE-TRADED FUND
	(Cost $321,448)	364,867

	MONEY MARKET FUND – 2.31%
432,201	First American Treasury Obligations
	Fund, Class Z, 0.04% (c)	432,201
	TOTAL MONEY MARKET FUND
	(Cost $432,201)	432,201
	Total Investments in Securities
	(Cost $15,734,915) – 100.12%	18,729,422
	Liabilities in Excess of Other Assets – (0.12)%	(23,174)
	TOTAL NET ASSETS – 100.00%	$18,706,248

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

COUNTRY ALLOCATION
Country	% of Net Assets
United States	46.7%
Republic of Korea	9.0%
Switzerland	7.8%
Netherlands	6.3%
China	5.8%
Hong Kong	4.6%
United Kingdom	4.3%
Canada	4.2%
Japan	3.8%
Mexico	3.8%
France	3.7%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS – 92.57%	Value

	Aerospace and Defense – 3.03%
780	Lockheed Martin Corp.	$298,958

	Beverages – 2.41%
2,665	Heineken N.V. (b)	237,094

	Biotechnology – 2.32%
1,995	Alexion Pharmaceuticals, Inc. (a)	228,288

	Chemicals – 1.93%
9,984	Valvoline, Inc.	190,095

	Diversified Financial Services – 6.00%
2,779	Berkshire Hathaway, Inc. – Class B (a) (d)	591,761

	Diversified Telecommunication – 3.20%
5,298	Verizon Communications, Inc.	315,178

	Food Products – 3.58%
5,443	Danone (b)	352,396

	Health Care Providers & Services – 12.66%
3,690	Centene Corp. (a)	215,238
5,864	CVS Health Corp. (d)	342,458
2,923	McKesson Corp. (d)	435,321
2,226	Quest Diagnostics, Inc.	254,855
		1,247,872

	Insurance – 4.17%
4,344	Progressive Corp.	411,246

	Interactive Media & Services – 2.27%
1,765	Baidu, Inc. – ADR (a)	223,431

	Internet & Direct Marketing Retail – 1.25%
72	Booking Holdings, Inc. (a) (d)	123,169

	IT Services – 2.11%
2,995	Cognizant Technology
	Solutions Corp. – Class A (d)	207,913

	Machinery – 0.77%
1,221	Otis Worldwide Corp.	76,215

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	COMMON STOCKS – 92.57%, Continued	Value

	Media – 8.87%
10,619	Comcast Corp. – Class A (d)	$491,235
2,684	Liberty Broadband Corp. (a)	383,463
		874,698

	Personal Products – 3.75%
6,111	Unilever N.V. – ADR	369,105

	Pharmaceuticals – 11.06%
2,555	Johnson & Johnson	380,389
4,180	Novartis AG – ADR (d)	363,493
1,013	Roche Holdings AG (b)	346,612
		1,090,494

	Road & Rail – 3.69%
2,013	Kansas City Southern (d)	364,011

	Software – 13.02%
4,080	Microsoft Corp. (d)	858,146
7,120	Oracle Corp. (d)	425,064
		1,283,210

	Specialty Retail – 3.83%
2,460	Advance Auto Parts, Inc. (d)	377,610

	Technology Hardware,
	Storage & Peripherals – 2.65%
206	Samsung Electronics Co., Ltd. (b)	261,002
	TOTAL COMMON STOCKS
	(Cost $6,924,051)	9,123,746

	EXCHANGE-TRADED FUNDS – 4.23%
7,105	iShares Silver Trust (a)	153,752
1,489	SPDR Gold Shares (a)	263,732
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $355,836)	417,484

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	MONEY MARKET FUND – 2.48%	Value
244,580	First American Treasury Obligations
	Fund, Class Z, 0.04% (c)	$244,580
	TOTAL MONEY MARKET FUND
	(Cost $244,580)	244,580
	Total Investments in Securities
	(Cost $7,524,467) – 99.28%	9,785,810
	Other Assets in Excess of Liabilities – 0.72%	70,578
	TOTAL NET ASSETS – 100.00%	$9,856,388

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2020.
(d)	All or a portion of the security has been segregated for open short positions.

SCHEDULE OF SECURITIES SOLD SHORT at September 30, 2020
Shares	SECURITIES SOLD SHORT – 47.45%	Value
	Exchange-Traded Funds – 47.45%
9,661	Invesco QQQ Trust Series 1	$2,684,212
5,949	SPDR S&P 500 ETF Trust	1,992,261
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $3,340,299)	$4,676,473

ETF	Exchange-Traded Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2020

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$268,786,383 and $38,544,377, respectively)	$350,343,853	$47,875,434
Receivables:
Fund shares issued	237,884	10,000
Dividends and interest	99,429	91,276
Dividend tax reclaim	253,030	21,324
Prepaid expenses	14,820	6,275
Total assets	350,949,016	48,004,309
LIABILITIES
Payables:
Investments purchased	1,101,178	109,851
Fund shares redeemed	197,304	10,000
Advisory fees	198,944	19,021
Shareholder servicing fees	41,176	6,918
Administration and fund accounting fees	33,251	10,719
Audit fees	22,499	22,499
12b-1 distribution fees	47,121	4,921
Custody fees	6,949	2,435
Transfer agent fees and expenses	7,099	2,699
Shareholder reporting	13,749	2,504
Chief Compliance Officer fee	1,500	1,500
Legal fees	1,129	1,738
Trustee fees and expenses	155	222
Accrued other expenses	379	96
Total liabilities	1,672,433	195,123
NET ASSETS	$349,276,583	$47,809,186
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$282,745,742	$40,449,700
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	6,144,113	1,189,494
Net asset value, offering and redemption price per share	$46.02	$34.01
Retail Shares
Net assets applicable to shares outstanding	$66,530,841	$7,359,486
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,454,643	217,020
Net asset value, offering and redemption price per share	$45.74	$33.91
COMPOSITION OF NET ASSETS
Paid-in capital	$259,242,948	$37,049,794
Total distributable earnings	90,033,635	10,759,392
Net assets	$349,276,583	$47,809,186

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2020

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$15,734,915 and $7,524,467, respectively)	$18,729,422	$9,785,810
Cash	—	3,978
Deposits at broker for short securities	—	4,785,218
Receivables:
Dividends and interest	3,499	2,651
Dividend tax reclaim	7,660	8,067
Due from Adviser (Note 4)	4,008	9,239
Prepaid expenses	14,221	6,626
Total assets	18,758,810	14,601,589
LIABILITIES
Securities sold short (proceeds $0
and $3,340,299, respectively)	—	4,676,473
Payables:
Dividends on short positions	—	7,967
Investments purchased	—	17,246
Audit fees	20,999	20,999
Shareholder servicing fees	3,403	2,026
12b-1 distribution fees	12,345	3,385
Administration and fund accounting fees	7,014	6,926
Legal fees	1,437	1,738
Chief Compliance Officer fee	1,500	1,500
Custody fees	2,437	3,008
Transfer agent fees and expenses	1,422	1,828
Shareholder reporting	1,665	1,737
Trustee fees and expenses	181	199
Accrued other expenses	159	169
Total liabilities	52,562	4,745,201
NET ASSETS	$18,706,248	$9,856,388
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$18,706,248	$9,856,388
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	638,060	413,324
Net asset value, offering and
redemption price per share	$29.32	$23.85
COMPOSITION OF NET ASSETS
Paid-in capital	$15,235,026	$9,403,785
Total distributable earnings	3,471,222	452,603
Net assets	$18,706,248	$9,856,388

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2020

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $303,575 and $29,604, respectively)	$5,604,480	$619,339
Interest	227,218	276,684
Total income	5,831,698	896,023
Expenses
Advisory fees (Note 4)	2,913,454	450,371
Shareholder servicing fees – Institutional Class (Note 6)	167,786	32,047
Shareholder servicing fees – Retail Class (Note 6)	68,197	6,028
12b-1 distribution fees – Retail Class (Note 5)	173,990	15,070
Administration and fund accounting fees (Note 4)	149,997	58,196
Custody fees (Note 4)	38,240	12,479
Transfer agent fees and expenses (Note 4)	38,142	14,930
Registration fees	35,881	32,594
Audit fees	22,607	22,607
Trustee fees and expenses	17,131	14,344
Reports to shareholders	15,675	5,993
Miscellaneous expenses	10,170	6,159
Chief Compliance Officer fee (Note 4)	8,431	8,431
Legal fees	7,185	4,908
Insurance expense	5,454	2,131
Interest expense	—	106
Total expenses	3,672,340	686,394
Less: advisory fee waiver (Note 4)	(332,172)	(232,919)
Net expenses	3,340,168	453,475
Net investment income	2,491,530	442,548
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	14,383,281	2,222,942
Foreign currency	(4,770)	(295)
Net change in unrealized appreciation/(depreciation) on:
Investments	9,038,828	1,393,457
Foreign currency	6,248	591
Net realized and unrealized gain on
investments and foreign currency	23,423,587	3,616,695
Net Increase in Net Assets
Resulting from Operations	$25,915,117	$4,059,243

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2020

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $26,867 and $11,610, respectively)	$280,696	$243,491
Interest	2,083	25,564
Total income	282,779	269,055
Expenses
Advisory fees (Note 4)	178,252	138,641
Administration and fund accounting fees (Note 4)	36,432	36,125
12b-1 distribution fees – Retail Class (Note 5)	29,989	25,798
Audit fees	21,108	21,108
Registration fees	20,441	21,029
Trustee fees and expenses	14,037	14,032
Custody fees (Note 4)	12,287	15,101
Shareholder servicing fees – Retail Class (Note 6)	9,328	7,416
Miscellaneous expenses	8,506	11,087
Chief Compliance Officer fee (Note 4)	8,431	8,831
Transfer agent fees and expenses (Note 4)	7,810	8,803
Legal fees	5,104	5,716
Reports to shareholders	4,924	4,966
Insurance expense	1,814	1,825
Interest expense	117	391
Total expenses before dividends
on short positions	358,580	320,869
Dividends on short positions	—	139,106
Total expenses before advisory fee waiver
and expense reimbursement	358,580	459,975
Less: advisory fee waiver and
expense reimbursement (Note 4)	(233,218)	(196,629)
Net expenses	125,362	263,346
Net investment income	157,417	5,709
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, FOREIGN CURRENCY
AND SECURITIES SOLD SHORT
Net realized gain/(loss) on:
Investments	506,696	1,800,924
Foreign currency	(1,669)	(188)
Securities sold short	—	(1,996,291)
Net change in unrealized appreciation/(depreciation) on:
Investments	573,658	(750,774)
Foreign currency	98	239
Securities sold short	—	10,493
Net realized and unrealized gain/(loss) on investments,
foreign currency and securities sold short	1,078,783	(935,597)
Net Increase/(Decrease) in Net Assets
Resulting from Operations	$1,236,200	$(929,888)

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,491,530	$1,898,972
Net realized gain/(loss) from:
Investments	14,383,281	33,775,602
Foreign currency	(4,770)	(11,255)
Net change in unrealized appreciation/(depreciation) on:
Investments	9,038,828	(8,852,369)
Foreign currency	6,248	(774)
Net increase in net assets resulting from operations	25,915,117	26,810,176
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class shares	(23,633,870)	(28,255,080)
Net dividends and distributions to shareholders –
Retail Class shares	(5,863,332)	(5,377,670)
Total distributions to shareholders	(29,497,202)	(33,632,750)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(17,878,968)	(43,009,473)
Total decrease in net assets	(21,461,053)	(49,832,047)
NET ASSETS
Beginning of year	370,737,636	420,569,683
End of year	$349,276,583	$370,737,636

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,167,709	$49,569,097	1,113,298	$47,530,698
Shares issued on
reinvestments of distributions	517,328	23,455,656	651,632	28,129,135
Shares redeemed*	(1,990,615)	(86,112,244)	(2,811,686)	(121,321,264)
Net decrease	(305,578)	$(13,087,491)	(1,046,756)	$(45,661,431)
* Net of redemption fees of		$5,833		$5,295

Retail Class
	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	62,738	$2,610,158	364,282	$15,090,609
Shares issued on
reinvestments of distributions	129,801	5,861,794	124,893	5,376,209
Shares redeemed*	(320,187)	(13,263,429)	(422,279)	(17,814,860)
Net increase/(decrease)	(127,648)	$(4,791,477)	66,896	$2,651,958
* Net of redemption fees of		$6,027		$1,893

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$442,548	$597,612
Net realized gain/(loss) from:
Investments	2,222,942	3,216,027
Foreign currency	(295)	(1,448)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,393,457	(400,752)
Foreign currency	591	(121)
Net increase in net assets resulting from operations	4,059,243	3,411,318
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class	(2,923,716)	(2,944,104)
Net dividends and distributions to shareholders –
Retail Class	(403,881)	(411,268)
Total distributions to shareholders	(3,327,597)	(3,355,372)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(2,661,637)	(4,043,336)
Total decrease in net assets	(1,929,991)	(3,987,390)
NET ASSETS
Beginning of year	49,739,177	53,726,567
End of year	$47,809,186	$49,739,177

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	123,817	$4,061,436	140,340	$4,376,973
Shares issued on
reinvestments of distributions	87,938	2,894,053	97,356	2,943,076
Shares redeemed	(329,741)	(11,023,151)	(311,157)	(9,972,288)
Net decrease	(117,986)	$(4,067,662)	(73,461)	$(2,652,239)

Retail Class
	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	76,772	$2,508,843	21,463	$694,067
Shares issued on
reinvestments of distributions	12,280	403,882	13,613	411,268
Shares redeemed*	(47,547)	(1,506,700)	(79,671)	(2,496,432)
Net increase/(decrease)	41,505	$1,406,025	(44,595)	$(1,391,097)
* Net of redemption fees of		$756		$—

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$157,417	$217,488
Net realized gain/(loss) from:
Investments	506,696	1,666,106
Foreign currency	(1,669)	(2,027)
Net change in unrealized appreciation/(depreciation) on:
Investments	573,658	(1,662,539)
Foreign currency	98	165
Net increase in net assets resulting from operations	1,236,200	219,193
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,748,951)	(2,215,779)
Total distributions to shareholders	(1,748,951)	(2,215,779)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	1,456,109	(8,593,115)
Total increase/(decrease) in net assets	943,358	(10,589,701)
NET ASSETS
Beginning of year	17,762,890	28,352,591
End of year	$18,706,248	$17,762,890

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	155,180	$4,276,959	38,774	$1,128,226
Shares issued on
reinvestments of distributions	58,221	1,748,951	82,036	2,215,780
Shares redeemed	(167,736)	(4,569,801)	(434,137)	(11,937,121)
Net increase/(decrease)	45,665	$1,456,109	(313,327)	$(8,593,115)

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,709	$60,839
Net realized gain/(loss) from:
Investments	1,800,924	1,460,590
Foreign currency	(188)	10
Securities sold short	(1,996,291)	(973,876)
Net change in unrealized appreciation/(depreciation) on:
Investments	(750,774)	(7,313)
Foreign currency	239	(3)
Securities sold short	10,493	603,618
Net increase/(decrease) in net assets
resulting from operations	(929,888)	1,143,865
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(60,850)	—
Total distributions to shareholders	(60,850)	—
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(7,613,141)	(3,677,674)
Total decrease in net assets	(8,603,879)	(2,533,809)
NET ASSETS
Beginning of year	18,460,267	20,994,076
End of year	$9,856,388	$18,460,267

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,574	$265,356	59,820	$1,449,489
Shares issued on
reinvestments of distributions	1,797	46,337	—	—
Shares redeemed*	(325,085)	(7,924,834)	(211,460)	(5,127,163)
Net decrease	(312,714)	$(7,613,141)	(151,640)	$(3,677,674)
* Net of redemption fees of		$—		$172

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2020

Increase/(decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$(929,888)
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(6,846,832)
Proceeds for sales of investment securities	16,516,100
Proceeds on securities sold short	642,166
Closed short sale transactions	(8,142,974)
Proceeds for short-term investments, net	(141,326)
Increase in dividends and interest receivable	(710)
Increase in due from Adviser	(8,238)
Increase in prepaid expenses and other assets	(144)
Increase in payable for securities purchased	17,246
Decrease in payable for dividends on short positions	(26,324)
Increase in accrued administration fees	2,051
Decrease in 12b-1 distribution and service fees	(13,217)
Decrease in compliance fees	(169)
Increase in custody fees	1,284
Increase in transfer agent fees and expenses	202
Decrease in other accrued expenses	(4,873)
Unrealized depreciation on securities	740,281
Net realized loss on investments	195,367
Proceeds received through merger	57,743
Net cash provided by operating activities	2,057,745

Cash flows from financing activities:
Proceeds from shares sold	265,356
Payment on shares redeemed	(7,924,834)
Distributions paid in cash	(14,513)
Net cash used in financing activities	(7,673,991)

Net decrease in cash	(5,616,246)

Cash and deposits held at broker:
Beginning balance	10,405,442
Ending balance	$4,789,196

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$—
Cash paid for interest	$351

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$46.21	$46.72	$44.08	$40.47	$38.24

Income from
investment operations:
Net investment income^	0.34	0.23	0.26	0.09	0.06
Net realized and unrealized
gain on investments
and foreign currency	3.35	2.99	3.61	3.59	3.53
Total from investment operations	3.69	3.22	3.87	3.68	3.59

Less distributions:
From net investment income	(0.24)	(0.39)	(0.08)	(0.07)	(0.02)
From net realized
gain on investments	(3.64)	(3.34)	(1.15)	—	(1.34)
Total distributions	(3.88)	(3.73)	(1.23)	(0.07)	(1.36)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$46.02	$46.21	$46.72	$44.08	$40.47

Total return	8.12%	7.61%	8.93%	9.10%	9.52%

Ratios/supplemental data:
Net assets, end of year (thousands)	$282,746	$298,028	$350,205	$488,084	$508,930
Ratio of expenses
to average net assets:
Before fee waivers	1.00%	1.06%	1.08%	1.20%	1.19%
After fee waivers	0.90%	0.96%	0.96%	1.07%	1.05%
Ratio of net investment income
to average net assets:
Before fee waivers	0.68%	0.44%	0.47%	0.09%	0.02%
After fee waivers	0.78%	0.54%	0.59%	0.22%	0.16%
Portfolio turnover rate	52.15%	47.87%	39.71%	21.63%	30.58%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$45.95	$46.43	$43.87	$40.32	$38.21

Income from
investment operations:
Net investment income/(loss)^	0.22	0.11	0.12	(0.02)	(0.05)
Net realized and unrealized
gain on investments
and foreign currency	3.33	2.98	3.59	3.57	3.52
Total from investment operations	3.55	3.09	3.71	3.55	3.47

Less distributions:
From net investment income	(0.12)	(0.23)	—	—	(0.02)
From net realized
gain on investments	(3.64)	(3.34)	(1.15)	—	(1.34)
Total distributions	(3.76)	(3.57)	(1.15)	—	(1.36)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$45.74	$45.95	$46.43	$43.87	$40.32

Total return	7.83%	7.32%	8.58%	8.80%	9.20%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$66,531	$72,710	$70,365	$88,843	$98,293
Ratio of expenses
to average net assets:
Before fee waivers	1.29%	1.34%	1.39%	1.47%	1.47%
After fee waivers	1.19%	1.24%	1.27%	1.34%	1.34%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.39%	0.16%	0.16%	(0.17)%	(0.25)%
After fee waivers	0.49%	0.26%	0.28%	(0.04)%	(0.12)%
Portfolio turnover rate	52.15%	47.87%	39.71%	21.63%	30.58%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$33.55	$33.58	$32.27	$30.60	$29.60

Income from
investment operations:
Net investment income^	0.33	0.38	0.34	0.15	0.14
Net realized and unrealized
gain on investments
and foreign currency	2.60	1.70	1.67	1.94	2.08
Total from investment operations	2.93	2.08	2.01	2.09	2.22

Less distributions:
From net investment income	(0.43)	(0.49)	(0.07)	(0.20)	(0.07)
From net realized
gain on investments	(2.04)	(1.62)	(0.63)	(0.22)	(1.15)
Total distributions	(2.47)	(2.11)	(0.70)	(0.42)	(1.22)
Paid-in capital from
redemption fees	—	—	—	0.00 ^#	0.00 ^#
Net asset value, end of year	$34.01	$33.55	$33.58	$32.27	$30.60

Total return	8.99%	6.89%	6.32%	6.94%	7.68%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$40,450	$43,865	$46,366	$60,061	$53,485
Ratio of expenses
to average net assets:
Before fee waivers	1.47%	1.45%	1.44%	1.47%	1.47%
After fee waivers	0.96%	0.98%	0.97%	1.02%	1.08%
Ratio of net investment income
to average net assets:
Before fee waivers	0.50%	0.71%	0.59%	0.04%	0.08%
After fee waivers	1.01%	1.18%	1.06%	0.49%	0.47%
Portfolio turnover rate	48.02%	45.52%	36.29%	30.04%	34.43%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

					January 21,
					2016*
					to
	Year Ended September 30,				September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of period	$33.47	$33.44	$32.16	$30.54	$27.68

Income from
investment operations:
Net investment income^	0.24	0.29	0.26	0.07	0.05
Net realized and unrealized
gain on investments
and foreign currency	2.59	1.72	1.65	1.94	2.81
Total from investment operations	2.83	2.01	1.91	2.01	2.86

Less distributions:
From net investment income	(0.35)	(0.36)	(0.00)	(0.17)	—
From net realized
gain on investments	(2.04)	(1.62)	(0.63)	(0.22)	—
Total distributions	(2.39)	(1.98)	(0.63)	(0.39)	—
Paid-in capital from
redemption fees	0.00 ^#	—	—	—	—
Net asset value, end of period	$33.91	$33.47	$33.44	$32.16	$30.54

Total return	8.68%	6.66%	6.00%	6.68%	10.33	%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$7,359	$5,874	$7,361	$8,998	$6,990
Ratio of expenses
to average net assets:
Before fee waivers	1.74%	1.70%	1.70%	1.73%	1.75	%†
After fee waivers	1.23%	1.23%	1.23%	1.28%	1.30	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.23%	0.45%	0.33%	(0.21)%	(0.23	)%†
After fee waivers	0.74%	0.92%	0.80%	0.24%	0.22	%†
Portfolio turnover rate	48.02%	45.52%	36.29%	30.04%	34.43	%‡**

*	Commencement of operations.
^	Based on average shares outstanding.
**	Portfolio turnover calculated for the year ended September 30, 2016.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$29.98	$31.30	$29.76	$26.89	$24.87

Income from
investment operations:
Net investment income	0.28	0.37	0.31	0.18 ^	0.16
Net realized and unrealized
gain on investments
and foreign currency	2.22	0.90	3.05	3.03	3.06
Total from investment operations	2.50	1.27	3.36	3.21	3.22

Less distributions:
From net investment income	(0.41)	(0.28)	(0.21)	(0.14)	(0.20)
From net realized
gain on investments	(2.75)	(2.31)	(1.61)	(0.20)	(1.00)
Total distributions	(3.16)	(2.59)	(1.82)	(0.34)	(1.20)
Paid-in capital from
redemption fees	—	—	0.00 ^#	0.00 ^#	—
Net asset value, end of year	$29.32	$29.98	$31.30	$29.76	$26.89

Total return	8.09%	4.92%	11.72%	12.10%	13.21%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$18,706	$17,763	$28,353	$30,307	$27,444
Ratio of expenses
to average net assets:
Before fee waivers and
expense reimbursement	1.99%	1.96%	1.72%	1.90%	1.97%
After fee waivers and
expense reimbursement	0.70%	0.59%	0.52%	0.65%	0.55%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	(0.42)%	(0.31)%	(0.26)%	(0.60)%	(0.74)%
After fee waivers and
expense reimbursement	0.87%	1.06%	0.94%	0.65%	0.68%
Portfolio turnover rate	60.69%	73.90%	65.99%	75.78%	52.75%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

					December 31,
					2015*
					to
	Year Ended September 30,				September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of period	$25.43	$23.92	$24.20	$24.52	$24.00

Income from
investment operations:
Net investment income/(loss)	0.02	0.09	(0.04)	(0.19)	(0.21	)^
Net realized and unrealized
gain/(loss) on investments,
foreign currency and
securities sold short	(1.51)	1.42	0.23	(0.03)	0.73
Total from investment operations	(1.49)	1.51	0.19	(0.22)	0.52

Less distributions:
From net realized
gain on investments	(0.09)	—	(0.47)	(0.10)	—
Paid-in capital from
redemption fees	—	—	0.00 ^#	—	—
Net asset value, end of period	$23.85	$25.43	$23.92	$24.20	$24.52

Total return	(5.90)%	6.31%	0.79%	(0.89)%	2.17	%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$9,856	$18,460	$20,994	$25,129	$25,021
Ratio of expenses
to average net assets:
Before fee waivers and
expense reimbursement	3.28%	2.78%	2.88%	3.15%	3.98	%†
After fee waivers and
expense reimbursement	1.88%	1.66%	1.84%	2.14%	2.53	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	(1.36)%	(0.81)%	(1.12)%	(1.77)%	(2.62	)%†
After fee waivers and
expense reimbursement	0.04%	0.31%	(0.08)%	(0.76)%	(1.17	)%†
Portfolio turnover rate	50.13%	54.42%	59.57%	27.42%	25.13	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Multi-Asset Opportunity Fund is to seek long-term capital appreciation and income. The investment objective of the Scharf Alpha Opportunity Fund is to seek long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012 and January 21, 2016, respectively.

The Scharf Global Opportunity Fund commenced operations on October 14, 2014.

The Scharf Alpha Opportunity Fund commenced operations on December 31, 2015. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 184,713 shares on December 31, 2015. The fair value and cost of securities received by the Fund was $3,729,932 and $3,291,912, respectively. In addition, the Fund received $703,175 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective security using the effective interest method. Premiums on securities purchased are amortized to the earliest call date. Dividend income, income and capital gain distributions from underlying funds and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amounts of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2020, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Distributable	Paid-in
	Earnings	Capital
Scharf Fund	$(4,301,990)	$4,301,990
Scharf Multi-Asset Opportunity Fund	(525,168)	525,168
Scharf Global Opportunity Fund	(152,357)	152,357
Scharf Alpha Opportunity Fund	—	—

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  The redemption fees retained by each Fund are disclosed in the statements of changes.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

H.
Leverage and Short Sales: The Scharf Alpha Opportunity Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Accounting Pronouncements: In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount;

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.

Management has adopted these amendments as currently required and these are reflected in the Scharf Multi-Asset Opportunity Fund’s financial statements and related disclosures.  The Scharf Fund, the Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are not impacted by ASU 2017-08.

The adoption of ASU 2017-08 represents a change in accounting principle for the Scharf Multi-Asset Opportunity Fund.  Prior to the adoption, the Fund amortized premium on callable debt securities utilizing a yield-to-maturity methodology.

The Scharf Multi-Asset Opportunity Fund adopted ASU 2017-08 using the modified retrospective approach with an effective date of October 1, 2019.  The cumulative effect of the adoption is presented as an adjustment to the opening balances of amortized cost and unrealized appreciation/(depreciation).

The following table presents the impact of the adoption of ASU 2017-08 on the Fund’s statement of assets and liabilities effective October 1, 2019.

Statements of Assets and Liabilities

	September 30, 2019
			As Adjusted
			for Adoption
	As Reported	Adjustment	of ASU 2017-08
Cost of investments	$41,470,681	$(171,741)	$41,298,940
Net unrealized
appreciation/(depreciation)
on investments*	7,765,859	171,741	7,937,600

In accordance with the ASU 2017-08 disclosure requirements, the following tables present the adjustments to remove the effects of adopting ASU 2017-08 on the Fund’s financial statements as of and for the year ended September 30, 2020:

Statements of Assets and Liabilities

	September 30, 2020
			Without Adoption
	As Reported	Adjustment	of ASU 2017-08
Cost of investments	$38,544,377	$ 24,149	$38,568,526
Net unrealized
appreciation/(depreciation)
on investments*	9,331,057	(24,149)	9,306,908

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

	For the Year Ended September 30, 2020
			Without Adoption
	As Reported	Adjustment	of ASU 2017-08
Statement of Operations
Investment Income:
Interest income	$276,684	$25,216	$301,900
Total investment income	896,023	25,216	921,239
Net investment income	442,548	25,216	467,764
Realized and unrealized
gain/(loss) on investments
and foreign currency:
Realized gain/(loss)	2,222,647	(172,808)	2,049,839
Net change in unrealized
appreciation/(depreciation)
on investments	1,394,048	147,592	1,541,640
Net realized and unrealized
gain/(loss) on investments	3,616,695	(25,216)	3,591,479

*	Net unrealized appreciation/(depreciation) on investments is a component of total distributable earnings under the “Net Assets Consist of” caption on the Fund’s statements of assets and liabilities.

The adoption of ASU 2017-08 had no impact to either the Fund’s net assets or net asset value per share.

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.  Exchange rates are provided daily by a recognized independent pricing agent.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities law.  Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  At September 30, 2020, the Scharf Multi-Asset Opportunity Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933.  There were no other restricted investments held by the Funds at September 30, 2020.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2020:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$52,104,884	$—	$—	$52,104,884
Consumer Discretionary	18,827,928	—	—	18,827,928
Consumer Staples	33,173,712	—	—	33,173,712
Financials	34,859,747	—	—	34,859,747
Health Care	92,592,838	—	—	92,592,838
Industrials	27,443,049	—	—	27,443,049
Information Technology	54,466,852	—	—	54,466,852
Materials	6,957,863	—	—	6,957,863
Total Common Stocks	320,426,873	—	—	320,426,873
Preferred Stock
Information Technology	10,301,223	—	—	10,301,223
Total Preferred Stock	10,301,223	—	—	10,301,223
Money Market Fund	19,615,757	—	—	19,615,757
Total Investments
in Securities	$350,343,853	$—	$—	$350,343,853

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Scharf Multi-Asset Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,886,937	$—	$—	$4,886,937
Consumer Discretionary	2,583,386	—	—	2,583,386
Consumer Staples	3,136,529	—	—	3,136,529
Financials	3,383,703	—	—	3,383,703
Health Care	8,829,640	—	—	8,829,640
Industrials	2,629,531	—	—	2,629,531
Information Technology	5,015,939	—	—	5,015,939
Materials	668,247	—	—	668,247
Total Common Stocks	31,133,912	—	—	31,133,912
Preferred Stocks
Closed-End Funds	1,023,168	—	—	1,023,168
Information Technology	1,141,486	—	—	1,141,486
Total Preferred Stocks	2,164,654	—	—	2,164,654
Exchange-Traded Fund	2,354,216	—	—	2,354,216
Fixed Income
Corporate Bonds	—	2,845,164	—	2,845,164
Municipal Bonds	—	3,348,319	—	3,348,319
Total Fixed Income	—	6,193,483	—	6,193,483
Other Securities	1,087,600	—	—	1,087,600
Money Market Fund	3,141,588	—	—	3,141,588
U.S. Treasury Bill	—	1,799,981	—	1,799,981
Total Investments
in Securities	$39,881,970	$7,993,464	$—	$47,875,434

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,467,107	$—	$—	$2,467,107
Consumer Discretionary	1,890,390	—	—	1,890,390
Consumer Staples	1,794,083	—	—	1,794,083
Financials	1,830,051	—	—	1,830,051
Health Care	4,893,227	—	—	4,893,227
Industrials	851,712	—	—	851,712
Information Technology	1,872,934	—	—	1,872,934
Materials	753,770	—	—	753,770
Total Common Stocks	16,353,274	—	—	16,353,274
Preferred Stocks
Consumer Discretionary	73,470	—	—	73,470
Consumer Staples	70,371	—	—	70,371
Financials	95,425	—	—	95,425
Information Technology	1,329,538	—	—	1,329,538
Materials	10,276	—	—	10,276
Total Preferred Stocks	1,579,080	—	—	1,579,080
Exchange-Traded Fund	364,867	—	—	364,867
Money Market Fund	432,201	—	—	432,201
Total Investments
in Securities	$18,729,422	$—	$—	$18,729,422

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Scharf Alpha Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Communication Services	$1,413,307	$—	$—	$1,413,307
Consumer Discretionary	500,779	—	—	500,779
Consumer Staples	958,595	—	—	958,595
Financials	1,003,007	—	—	1,003,007
Health Care	2,566,654	—	—	2,566,654
Industrials	739,184	—	—	739,184
Information Technology	1,752,125	—	—	1,752,125
Materials	190,095	—	—	190,095
Total Common Stocks	9,123,746	—	—	9,123,746
Exchange-Traded Funds	417,484	—	—	417,484
Money Market Fund	244,580	—	—	244,580
Total Investments
in Securities	$9,785,810	$—	$—	$9,785,810
Liabilities:
Securities Sold Short
Exchange-Traded Funds	4,676,473	—	—	4,676,473
Total Securities Sold Short	$4,676,473	$—	$—	$4,676,473

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  Effective April 1, 2020, the advisor has contractually reduced the management fee the Scharf Fund pays based upon the average daily net assets of the Fund, from 0.89% to 0.78%. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2020, the advisory fees incurred by the Funds are disclosed in the statements of operations.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding class specific expenses such as the 0.25% 12b-1 fees applied to the Retail Class and 0.10% shareholder servicing fees applied to both the Institutional Class and Retail Class, acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses), to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

Expense Caps
Scharf Fund	0.79%*
Scharf Multi-Asset Opportunity Fund	0.88%
Scharf Global Opportunity Fund	0.54%**
Scharf Alpha Opportunity Fund	0.65%

Percent of average daily net assets of each Fund.
*	Effective April 1, 2020 the expense cap changed from 0.89% to 0.79%.
**	Effective January 29, 2020 the expense cap changed from 0.35% to 0.54%.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into the account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment: or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2020, the Adviser reduced its fees in the amount of $332,172, $232,919, $233,218, and $196,629, for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, respectively.

No amounts were recouped by the Adviser.  The expense limitation for the Funds will remain in effect through at least January 27, 2021.  The Expense Caps may be terminated only by the Board of Trustees (the “Board”) of the Trust.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

		Scharf Multi-Asset		Scharf Global		Scharf Alpha
		Opportunity		Opportunity		Opportunity
Scharf Fund		Fund		Fund		Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
9/30/21	$605,893	9/30/21	$280,214	9/30/21	$358,682	9/30/21	$230,304
9/30/22	399,212	9/30/22	243,918	9/30/22	282,233	9/30/22	218,755
9/30/23	332,172	9/30/23	232,919	9/30/23	233,218	9/30/23	196,629
	$1,337,277		$757,051		$874,133		$645,688

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, and the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2020, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2020, the 12b-1 fees accrued by each Fund’s Retail Class are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees up to an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2020, the shareholder servicing fees accrued by the Funds are disclosed in the statements of operations.

NOTE 7 – LINES OF CREDIT

The Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund have unsecured lines of credit in the amount of $20,000,000, $5,000,000, $2,200,000, and $1,500,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2020, the Scharf Fund did not draw upon its line of credit. During the year ended September 30, 2020, the Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund drew on its line of credit.

The Scharf Multi-Asset Opportunity Fund had an outstanding average balance of $2,191, paid a weighted average interest rate of 4.75%, and incurred interest expense of $106.  The maximum borrowing by the Fund occurred on February 10, 2020 in the amount of $760,000.

The Scharf Global Opportunity Fund had an outstanding average balance of $3,538, paid a weighted average interest rate of 3.65%, and incurred interest expense of $117.  The maximum borrowing by the Fund occurred on April 14, 2020 in the amount of $462,000.

The Scharf Alpha Opportunity Fund had an outstanding average balance of $9,503, paid a weighted average interest rate of 3.63%, and incurred interest expense of $391.  The maximum borrowing by the Fund occurred on April 20, 2020 in the amount of $1,500,000.

At September 30, 2020, the Funds had no outstanding loan amounts.

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$169,083,852	$192,839,899
Scharf Multi-Asset Opportunity Fund	20,582,476	27,595,259
Scharf Global Opportunity Fund	10,473,746	10,740,881
Scharf Alpha Opportunity Fund	6,846,832	16,516,100

During the year ended September 30, 2020, there were no purchases and sales of U.S. Government securities in the Scharf Fund, Scharf Global Opportunity Fund and Scharf Alpha Opportunity Fund.  The Scharf Multi-Asset Opportunity Fund had purchases of $0 and sales of $219,548.

For the year ended September 30, 2020, the Scharf Alpha Opportunity Fund had $642,166 and $8,142,974 of proceeds from short sales and buy cover transactions, respectively.  This activity is included in the portfolio turnover disclosed in the financial highlights.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Multi-Asset
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$271,757,892	$38,760,982
Gross unrealized appreciation	90,258,781	10,017,767
Gross unrealized depreciation	(11,672,820)	(903,315)
Net unrealized appreciation (a)	78,585,961	9,114,452
Net unrealized depreciation/(depreciation)
on foreign currency	5,729	548
Undistributed ordinary income	2,217,817	358,938
Undistributed long-term capital gains	9,224,128	1,285,454
Total distributable earnings	11,441,945	1,644,392
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$90,033,635	$10,759,392

	Scharf Global	Scharf Alpha
	Opportunity	Opportunity
	Fund	Fund
Cost of investments (a)	$15,667,594	$ 4,484,752
Gross unrealized appreciation	4,394,125	2,736,332
Gross unrealized depreciation	(1,332,297)	(2,111,747)
Net unrealized appreciation (a)	3,061,828	624,585
Net unrealized appreciation/(depreciation)
on foreign currency	140	239
Undistributed ordinary income	125,304	5,521
Undistributed long-term capital gains	283,950	—
Total distributable earnings	409,254	5,521
Other accumulated gains/(losses)	—	(177,742)
Total accumulated earnings/(losses)	$3,471,222	$452,603

(a)
The difference between book-basis and tax basis cost and unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships, tax equalization and transfer in-kind.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

At September 30, 2020, the Scharf Alpha Opportunity Fund had a short-term capital loss carryforward of $177,742.

The capital losses may be carried forward indefinitely to offset future gains.

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 was as follows:

	September 30, 2020		September 30, 2019
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Scharf Fund	$1,639,766	$27,857,436	$3,284,040	$30,348,710
Scharf Multi-Asset
Opportunity Fund	571,880	2,755,717	755,170	2,600,202
Scharf Global
Opportunity Fund	265,211	1,483,740	541,046	1,674,733
Scharf Alpha
Opportunity Fund	60,850	—	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2020.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Scharf Fund	Retail Class	Institutional Class
Morgan Stanley Smith Barney LLC	—	53.22%
National Financial Services LLC	87.17%	—

Scharf Multi-Asset Opportunity Fund	Retail Class	Institutional Class
Charles Schwab & Co., Inc.	99.66%	88.94%

Scharf Global Opportunity Fund	Retail Class	Institutional Class
Charles Schwab & Co., Inc.	64.95%	—

Scharf Alpha Opportunity Fund	Retail Class	Institutional Class
Charles Schwab & Co., Inc.	87.61%	—

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Foreign and Emerging Market Securities Risk.  Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.  In addition, investments in special situation companies

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

may be illiquid and difficult to value, which will require a Fund to employ fair value procedures to value its holdings in such investments.

•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Short Sales Risk (Scharf Alpha Opportunity Fund).  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Leverage Risk (Scharf Alpha Opportunity Fund).  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Scharf Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2020, the related statements of operations and cash flow for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund as of September 30, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds		Statements
constituting	Statement of	of changes	Statement of
Scharf Funds	operations	in net assets	cash flow	Financial highlights
Scharf Fund, the	For the	For each of the	Not Applicable	For each of the five years
Scharf Multi-Asset	year ended	two years in the		in the period ended
Opportunity Fund,	September 30,	period ended		September 30, 2020.
the Scharf Global	2020	September 30,
Opportunity Fund		2020

Scharf Alpha	For the	For each of the	For the	For each of the four years
Opportunity Fund	year ended	two years in the	year ended	in the period ended
	September 30,	period ended	September 30,	September 30, 2020
	2020	September 30,	2020	and the period from
		2020		December 31, 2015
(commencement of operations)
through September 30, 2016.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2020

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2020 (Unaudited)

For the year ended September 30, 2020, the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $1,639,766, $571,880, $265,211 and $60,850, respectively, as ordinary income. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $27,857,436, $2,755,717, $1,483,740 and $0, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 100%, 96.94%, 100%, and 96.24%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2020 was 100%, 73.43%, 60.71%, and 68.73%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 0%, 0%, 14.53%, and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2020 (Unaudited), Continued

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 74)		term; since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to July 2019);		affiliated with
			Trustee and Chair (2000		the Funds).
to 2012), New Covenant
Mutual Funds (1999 to
2012); Director and
Board Member, Alpha
Gamma Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee,
(age 60)		term; since	Business Development		Advisors
615 E. Michigan Street		March	Ballast Equity		Series Trust
Milwaukee, WI 53202		2017.	Management, LLC		(for series not
			(a privately-held		affiliated with
			investment advisory firm)		the Funds).
(February 2019 to present);
Managing Director and
Vice President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 73)		term; since	Manager, President,		Advisors
615 E. Michigan Street		September	CEO, U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		2008.	Services, LLC and its		(for series not
			predecessors (May 1991		affiliated with
			to July 2017).		the Funds).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	4	Trustee,
(age 61)	of the	term; since	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	January	consulting firm)		Series Trust
Milwaukee, WI 53202		2020.	(1998 to present).		(for series not
affiliated with
	Trustee	Indefinite			the Funds);
		term; since			Independent
		January			Trustee,
		2016.			DoubleLine
Funds Trust
(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Jeffrey T. Rauman	President, Chief	Indefinite	Senior Vice President, Compliance and
(age 51)	Executive Officer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	and Principal	December 2018.	Services (February 1996 to present).
Milwaukee, WI 53202	Executive Officer

Cheryl L. King	Vice President,	Indefinite	Vice President, Compliance and
(age 59)	Treasurer and	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Principal	December 2007.	Services (October 1998 to present).
Milwaukee, WI 53202	Financial Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 49)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		September 2013.	Fund Services (June 2005 to present).
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 38)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		December 2018.	Fund Services (July 2010 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bank
(age 63)	Chief Compliance	term; since	Global Fund Services and Vice
615 E. Michigan Street	Officer and	September 2009.	President, U.S. Bank N.A. (February
Milwaukee, WI 53202	AML Officer	2008 to present).

Elaine E. Richards, Esq.	Vice President	Indefinite	Senior Vice President, U.S. Bank
(age 52)	and Secretary	term; since	Global Fund Services (July 2007 to
2020 East Financial Way,		September 2019.	present).
Suite 100
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273.

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Scharf Investments, LLC
16450 Los Gatos Blvd., Suite 207
Los Gatos, CA 95032

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$72,600	$72,600
Audit-Related Fees	N/A	N/A
Tax Fees	$14,400	$14,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

       (4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/8/20

By (Signature and Title)*  /s/ Cheryl L. King
 Cheryl L. King, Vice President/Treasurer/Principal Financial
 Officer

Date 12/8/20

* Print the name and title of each signing officer under his or her signature.